SECOND QUARTER 2006

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions	9
• Acquisitions (continued)/Property Sales/Dividends/Leasing Information	10
• Leasing Information (continued)/Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown/Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Acquisition Property Profiles	31-33
• Summary of Construction Projects	34
• Summary of Land Parcels	35
• Rental Property Sales/Rental Property Held For Sale	36

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	38-43
• Market Diversification (MSA’s)	44
• Industry Diversification (Top 30 Tenant Industries)	45
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	46
(b) Square Footage	47
(c) Base Rental Revenue	48
(d) Percentage Leased	49
• Consolidated Property Listing (by Property Type)	50-59
• Significant Tenants (Top 50 Tenants)	60-61
• Schedules of Lease Expirations (by Property Type)	62-67

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants compete;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $6.0 billion at June 30, 2006. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 319 properties, primarily class A office and office/flex buildings, totaling approximately 35.8 million square feet, serving as home to approximately 2,600 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of June 30, 2006)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	319
Total Square Feet	35.8 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	22.4 million square feet
Northeast Presence	32.4 million square feet
Common Shares and
Units Outstanding	78.0 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.5%
Total Market Capitalization	$6.0 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Merrill Lynch Ian Weissman (212) 449-6255
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Miller Tabak & Co., LLC Thomas Mitchell (212) 370-0040
Citigroup Jonathan Litt (212) 816-0231	Morgan Stanley David Cohen (212) 761-6709
Deutsche Bank-North America Louis Taylor (212) 250-4912	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (410) 454-5520
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Lehman Brothers David Harris (212) 526-1790

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the second quarter 2006 equaled $26.6 million, or $0.43 per share, versus $36.0 million, or $0.58 per share, for the same quarter last year. For the six months ended June 30, 2006, net income available to common shareholders equaled $59.2 million, or $0.95 per share, versus $58.5 million, or $0.95 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2006 amounted to $74.4 million, or $0.95 per share, versus $71.4 million, or $0.94 per share, for the quarter ended June 30, 2005. For the six months ended June 30, 2006, FFO available to common shareholders amounted to $155.2 million, or $2.00 per share, versus $138.5 million, or $1.83 per share, for the same period last year.

Total revenues for the second quarter 2006 increased 19.6 percent to $194.3 million as compared to $162.4 million for the same quarter last year. For the six months ended June 30, 2006, total revenues amounted to $357.7 million, an increase of 13.7 percent over total revenues of $314.5 million, for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 62,360,388 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,681,625 common operating partnership units outstanding as of June 30, 2006.

The Company had a total of 78,042,013 common shares/common units outstanding at June 30, 2006.

As of June 30, 2006, the Company had total indebtedness of approximately $2.4 billion, with a weighted average annual interest rate of 6.08 percent. The Company had a total market capitalization of $6 billion and a debt-to-undepreciated assets ratio of 43.8 percent at June 30, 2006. The Company had an interest coverage ratio of 3.2 times for the quarter ended June 30, 2006.

Acquisitions

On May 9, the Company completed the Gale/Green acquisitions which consisted of:

•

The Gale Company and related businesses, which specialize in construction, property management, leasing and facilities management services, for an initial purchase price of $22 million (subject to earn-out provisions for up to an additional $18 million);

•	Three office properties, aggregating 518,257 square feet and located in Parsippany, Ridgefield Park and Edison, New Jersey for approximately $106 million; and

•	Indirect interests in a portfolio of 25 office properties, aggregating 3.5 million square feet, primarily located in New Jersey, for approximately $116 million.

As part of the Gale transactions, the Company completed the acquisitions of interests in six land/development projects in New Jersey, and an interest in a 530,000 square-foot mixed-use, office/retail complex in Plainsboro, New Jersey for a total investment of approximately $18 million.

On June 1, the Company, through a joint venture with JPMorgan Chase’s Special Situation Property Fund and Gale International, acquired an interest in a seven-building class A office portfolio aggregating 667,000 square feet, located in the Boston suburbs. Mack-Cali acquired its interest in the portfolio for approximately $5.2 million. The Special Situation Property Fund owns 70 percent of the venture acquiring the properties, with an entity between Mack-Cali and Gale International owning the other 30

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

percent. Mack-Cali owns 83.3 percent in the Mack-Cali/Gale International entity. Mack-Cali and Gale International are providing management, leasing and construction services for the portfolio.

More recently, on July 31, the Company acquired 395 West Passaic Street, a four-story, 100,589 square-foot, class A office building, located in Rochelle Park, New Jersey for approximately $21 million.

Property Sales

In June, the Company sold 300 Westage Business Center Drive, a 118,727 square-foot class A office building in Fishkill, New York, for $15.1 million. The 85.3 percent leased building was the Company’s only asset in Dutchess County.

Dividends

In June, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the second quarter 2006, which was paid on July 17, 2006 to shareholders of record as of July 6, 2006.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2006 through July 14, 2006. The dividend was paid on July 17, 2006 to shareholders of record as of July 6, 2006.

Leasing

Mack-Cali’s consolidated in-service portfolio was 90.7 percent leased at June 30, 2006, as compared to 90.4 percent at March 31, 2006.

For the quarter ended June 30, 2006, the Company executed 167 leases totaling 1,204,609 square feet, consisting of 881,513 square feet of office space and 323,096 square feet of office/flex space. Of these totals, 459,758 square feet were for new leases and 744,851 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:

•

JPMorgan Chase Bank, NA, a global financial services firm, renewed its lease of 68,766 square feet for three years at 300 Tice Boulevard. The 230,000 square-foot office building, located in Woodcliff Lake, New Jersey, is 100 percent leased.

•

Syncsort Incorporated, a developer of business intelligence and data warehousing software, signed a 10-year renewal for 69,243 square feet at 50 Tice Boulevard in Woodcliff Lake, New Jersey. The 235,000 square-foot office building is 100 percent leased.

•

Mobile communications services provider Omnipoint Communications Inc., doing business as T-Mobile, signed a new lease for 48,875 square feet at 4 Campus Drive in Parsippany, New Jersey. The lease carries a term of eight years. 4 Campus Drive, located in the Mack-Cali Business Campus, is a 147,475 square-foot office building and is 96.8 percent leased.

•

Regulus Group, LLC, a billing services provider, renewed its lease of 21,500 square feet at 365 West Passaic Street in Rochelle Park, New Jersey for three years. The 212,578 square-foot office building is 94.8 percent leased.

IN CENTRAL NEW JERSEY:

•

RadPharm, Inc., a provider of medical imaging and review services, signed a new five-year lease for 43,486 square feet at Princeton Overlook in Princeton, New Jersey. Princeton Overlook is a 149,600 square-foot office building located at 100 Overlook Center, and is fully leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

IN WESTCHESTER COUNTY, NEW YORK:

•

CSC Holdings, Inc., the parent company of telecommunications and entertainment provider Cablevision Systems, signed a renewal of 38,900 square feet for six years at 6 Executive Plaza in Yonkers, New York. The 80,000 square-foot office/flex property, located in South Westchester Executive Park, is 100 percent leased.

•

Vie de France Yamazaki, Inc., the U.S. subsidiary of Yamazaki Banking Company, Ltd. of Tokyo, renewed 24,678 square feet at 525 Executive Boulevard in Elmsford, New York for five years. The 61,700 square-foot office/flex property is located in the Cross Westchester Executive Park and is 83.6 percent leased.

•

Fabrication Enterprises, Inc., a supplier of physical and occupational therapy products, expanded by 20,717 square feet at 250 Clearbrook Road in Elmsford, New York for a term of seven years and one month. 250 Clearbrook Road is a 155,000 square-foot office/flex building in the Cross Westchester Executive Park and is 97.3 percent leased.

IN FAIRFIELD COUNTY, CT:

•

Fujifilm Medical Systems, USA, Inc. signed a five-year renewal of its lease for the entire 88,000 square-foot office/flex building located at 419 West Avenue at Stamford Executive Park in Stamford, Connecticut.

•

The William Carter Company, designers and manufacturers of children’s clothing, signed a transaction totaling 41,033 square feet at 1000 Bridgeport Avenue in Shelton, Connecticut. The transaction represents a one-year renewal of 33,007 square feet and 18-month expansion of 8,026 square feet. 1000 Bridgeport Avenue is a 133,000 square-foot office building and is 88.1 percent leased.

IN SUBURBAN PHILADELPHIA:

•

Computer Sciences Corporation, a global information technology company, renewed leases for two entire office buildings at Expressway Corporate Center in Egg Harbor Township, New Jersey. The leases, which carry five-year terms, are for 41,600 square feet at 100 Decadon Drive and 41,250 square feet at 200 Decadon Drive.

•

The Commonwealth of Pennsylvania, Office of Attorney General, signed a new 10-year and six-month lease for 32,933 square feet at 1000 Madison Avenue in Lower Providence, Pennsylvania. The 100,700 square-foot office building is 68.7 percent leased.

IN WASHINGTON, DC:

•

Public relations firm Qorvis Communications, LLC signed a new 11-year and four-month lease for 31,077 square feet at 1201 Connecticut Avenue, N.W. in Washington, DC. The 169,549 square-foot office building is 100 percent leased.

IN OTHER MARKETS:

•

Macrovision Corporation, a developer of software security applications, signed a new seven-year lease for 19,622 square feet at 795 Folsom Street in San Francisco, California. 795 Folsom is a 183,445 square-foot office building and is 96.0 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Key Financial Data

As of or for the three months ended

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05

Shares and Units:

Common Shares Outstanding	62,360,388	62,230,447	62,019,646	61,852,908	61,704,554

Common Units Outstanding (a)	15,681,625	15,558,056	13,650,439	13,727,439	13,829,254

Combined Shares and Units	78,042,013	77,788,503	75,670,085	75,580,347	75,533,808

Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000

Weighted Average- Basic (b)	77,780,362	76,317,652	75,414,000	75,364,526	75,239,463

Weighted Average- Diluted (c)	78,067,030	76,641,973	75,798,543	75,760,678	75,648,643

Common Share Price ($’s):

At the end of the period	45.92	48.00	43.20	44.94	45.30

High during period	47.47	48.37	44.80	48.25	46.99

Low during period	42.17	42.34	40.21	43.22	41.00

Market Capitalization:

($’s in thousands, except ratios)

Market Value of Equity (d)	3,610,858	3,758,848	3,293,948	3,421,581	3,446,681

Total Debt	2,367,609	2,107,760	2,126,181	2,012,160	1,966,269

Total Market Capitalization	5,978,467	5,866,608	5,420,129	5,433,741	5,412,950

Total Debt/ Total Market Capitalization	39.60%	35.93%	39.23%	37.03%	36.33%

Financials:

($’s in thousands, except ratios and per share amounts)

Total Assets	4,622,422	4,314,965	4,247,502	4,157,504	4,121,216

Gross Book Value of Real Estate Assets	4,792,269	4,653,867	4,491,752	4,470,989	4,417,443

Total Liabilities	2,626,066	2,316,804	2,335,396	2,218,179	2,162,102

Total Minority Interests	491,761	485,581	400,819	408,515	415,623

Total Stockholders’ Equity	1,504,595	1,512,580	1,511,287	1,530,810	1,543,491

Total Revenues	194,325	163,337	162,576	163,262	162,351

Capitalized Interest	1,571	1,487	1,459	1,437	1,385

Scheduled Principal Payments	4,189	3,842	4,997	5,278	4,902

Interest Coverage Ratio	3.23	3.57	3.14	3.21	3.35

Fixed Charge Coverage Ratio	2.71	3.00	2.55	2.62	2.77

Net Income	27,134	33,097	14,901	21,104	36,540

Net Income Available to Common Shareholders	26,634	32,597	14,401	20,604	36,040

Earnings per Share—diluted	0.43	0.52	0.23	0.33	0.58

FFO per Share—diluted (e)	0.95	1.05	0.86	0.88	0.94

Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63

FFO Payout Ratio—diluted (e)	66.09%	59.78%	73.31%	71.58%	66.71%

Portfolio Size:

Properties	319	277	270	271	267

Total Square Footage	35,826,085	30,874,247	30,031,989	30,165,732	29,929,764

Sq. Ft. Leased at End of Period (f) (g)	90.7%	90.4%	91.0%	90.0%	90.0%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)

Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended June 30,			%
	2006	2005	Change	Change

Total Property Revenues	$ 163,166	$ 157,260	$ 5,906	3.8

Real Estate Taxes	21,638	20,338	1,300	6.4

Utilities	13,542	11,967	1,575	13.2

Operating Services	21,359	20,363	996	4.9

Total Property Expenses:	56,539	52,668	3,871	7.3

GAAP Net Operating Income	106,627	104,592	2,035	1.9

Less: straight-lining of rents adj.	4,841	3,305	1,536	46.5

Net Operating Income	$ 101,786	$ 101,287	$ 499	0.5

Percentage Leased at Period End	91.0%	89.0%

Total Properties:	261

Total Square Footage:	29,051,676

	For the six months ended June 30,			%
	2006	2005	Change	Change

Total Property Revenues	$ 299,077	$ 295,327	$ 3,750	1.3

Real Estate Taxes	40,839	37,691	3,148	8.4

Utilities	26,982	23,712	3,270	13.8

Operating Services	40,061	39,492	569	1.4

Total Property Expenses:	107,882	100,895	6,987	6.9

GAAP Net Operating Income	191,195	194,432	(3,237)	(1.7)

Less: straight-lining of rents adj.	9,509	5,369	4,140	77.1

Net Operating Income	$ 181,686	$ 189,063	$ (7,377)	(3.9)

Percentage Leased at Period End	90.4%	89.8%

Total Properties:	259

Total Square Footage:	27,455,393

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %

Office Properties:

G&G Martco	Convention Plaza	1	San Francisco, CA	90.3%	305,618	50.0%

Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%

Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	81.8%	3,446,596	50.0%

Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	56.3%	666,700	25.0%

Gale Kimball L.L.C.	100 Kimball Drive (b)	1	Parsippany, NJ	0	175,000	8.33%

Office/Flex Properties:

Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:

Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (c)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	87.1%	527,015	10.0%

Hotel:

Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:

Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%

55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 92,878 square foot fully-leased office building for the venture.
(b)	The Venture is developing a 175,000 square foot office building.
(c)

The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2006 and December 31, 2005 (dollars in thousands):

	June 30, 2006

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Assets:
Rental property, net	$ 510,029	$ 10,164	$ 11,712	$ 12,277	$ 71,643	$ 3,966	$511,867	$ 30,088	$ 54,485	--	$ 16,000	$ 1,232,231
Other assets	169,565	7,174	1,073	831	11,058	95	34,676	25,483	6,408	$ 2,975	--	259,338

Total assets	$ 679,594	$ 17,338	$ 12,785	$ 13,108	$ 82,701	$ 4,061	$546,543	$55,571	$ 60,893	$ 2,975	$ 16,000	$ 1,491,569

Liabilities and partners’ / members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$ 47,256	--	$ 14,936	$ 50,894	--	$350,337	$ 37,024	$ 39,435	--	--	$ 539,882
Other Liabilities	$ 42,372	953	$ 534	184	5,058	$ 51	12,424	6,556	552	--	--	68,684
Partners’ / members’ capital (deficit)	637,222	(30,871)	12,251	(2,012)	26,749	4,010	183,782	11,991	20,906	$ 2,975	$ 16,000	883,003

Total liabilities and partners’ / members’ capital (deficit)	$ 679,594	$ 17,338	$ 12,785	$ 13,108	$ 82,701	$ 4,061	$546,543	$ 55,571	$ 60,893	$ 2,975	$ 16,000	$ 1,491,569

Company’s investment in unconsolidated joint ventures, net	$ 35,732	$ 6,116	$ 6,047	--	$ 16,077	$ 388	$114,939	$ 2,896	$ 6,238	$ 990	$ 8,500	$ 197,923

	December 31, 2005

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Assets:
Rental property, net	$ 390,488	$ 10,628	$ 12,024	$ 12,511	$ 74,466	--	--	--	--	--	--	$500,117
Other assets	171,029	6,427	1,661	1,188	11,393	--	--	--	--	--	--	191,698

Total assets	$ 561,517	$ 17,055	$ 13,685	$ 13,699	$ 85,859	--	--	--	--	--	--	$691,815

Liabilities and partners’ / members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$ 46,588	--	$ 14,936	$ 56,970	--	--	--	--	--	--	$118,494
Other Liabilities	$ 60,447	876	$ 1,361	220	4,341	--	--	--	--	--	--	67,245
Partners’ / members’ capital (deficit)	501,070	(30,409)	12,324	(1,457)	24,548	--	--	--	--	--	--	506,076

Total liabilities and partners’ / members’ capital (deficit)	$ 561,517	$ 17,055	$ 13,685	$ 13,699	$ 85,859	--	--	--	--	--	--	$691,815

Company’s investment in unconsolidated joint ventures, net	$ 34,640	$ 6,438	$ 6,084	--	$ 14,976	--	--	--	--	--	--	$ 62,138

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2006 and 2005 (dollars in thousands):

	Three Months Ended June 30, 2006

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Total revenues	$ 158	$ 1,778	$ 196	$ 502	--	$ 9,774	--	$ 9,468	$ 4,391	$ 558	--	--	$ 26,825
Operating and other expenses	(83)	(978)	(46)	(364)	--	(5,752)	$ (2)	(3,776)	(2,716)	(257)	--	--	(13,974)
Depreciation and amortization	--	(357)	(154)	(187)	--	(1,460)	--	(3,378)	(1,421)	(116)	--	--	(7,073)
Interest expense	--	(792)	--	(253)	--	(906)	--	(3,591)	(1,383)	(241)	--	--	(7,166)

Net income	$ 75	$ (349)	$ (4)	$ (302)	--	$ 1,656	$ (2)	$ (1,277)	$ (1,129)	$ (56)	--	--	$ (1,388)

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ (331)	$ (2)	--	--	$ 828	--	$ (1,260)	$ (67)	$ (14)	--	--	$ (846)

	Three Months Ended June 30, 2005

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Total revenues	--	$ 1,568	$ 52	$ 664	--	$ 9,158	--	--	--	--	--	--	$11,442
Operating and other expenses	--	(908)	(62)	(348)	--	(5,294)	--	--	--	--	--	--	(6,612)
Depreciation and amortization	--	(290)	(154)	(162)	--	(1,289)	--	--	--	--	--	--	(1,895)
Interest expense	--	(525)	--	(179)	--	(1,292)	--	--	--	--	--	--	(1,996)

Net income	--	$ (155)	$ (164)	$ (25)	--	$ 1,283	--	--	--	--	--	--	$ 939

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ (77)	$ (79)	--	--	$ 698	--	--	--	--	--	--	$ 542

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2006 and 2005 (dollars in thousands):

	Six Months Ended June 30, 2006

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Total revenues	$ 299	$ 3,647	$ 322	$ 1,015	--	$17,603	--	$ 9,468	$ 4,391	$ 558	--	--	$ 37,303
Operating and other expenses	(151)	(1,880)	(88)	(704)	--	(10,636)	$ (2)	(3,776)	(2,716)	(257)	--	--	(20,210)
Depreciation and amortization	--	(712)	(308)	(376)	--	(2,909)	--	(3,378)	(1,421)	(116)	--	--	(9,220)
Interest expense	--	(1,517)	--	(489)	--	(1,857)	--	(3,591)	(1,383)	(241)	--	--	(9,078)

Net income	$ 148	$ (462)	$ (74)	$ (554)	--	$ 2,201	$ (2)	$(1,277)	$ (1,129)	$ (56)	--	--	$ (1,205)

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ (322)	$ (37)	--	--	$ 1,101	--	$(1,260)	$ (67)	$ (14)	--	--	$ (599)

	Six Months Ended June 30, 2005

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Combined Total

Total revenues	--	$ 3,149	$ 128	$ 1,032	$ 405	$15,887	--	--	--	--	--	--	$ 20,601
Operating and other expenses	--	(1,738)	(96)	(666)	(397)	(9,825)	--	--	--	--	--	--	(12,722)
Depreciation and amortization	--	(545)	(308)	(317)	(160)	(2,884)	--	--	--	--	--	--	(4,214)
Interest expense	--	(988)	--	(342)	--	(2,007)	--	--	--	--	--	--	(3,337)

Net income	--	$ (122)	$ (276)	$ (293)	$ (152)	$ 1,171	--	--	--	--	--	--	$ 328

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ (244)	$ (138)	--	$ (30)	$ 642	--	--	--	--	--	--	$ 230

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2006	2005

Financial Position Ratios:

Total Debt/ Total Book Capitalization (Book value) (%)	51.22%	47.71%

Total Debt/ Total Market Capitalization (Market value) (%)	39.60%	36.33%

Total Debt/ Total Undepreciated Assets (%)	43.83%	41.12%

Secured Debt/ Total Undepreciated Assets (%)	6.91%	8.63%

Three Months Ended Six Months Ended June 30, June 30,
	2006	2005	2006	2005

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.23	3.35	3.39	3.36

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.87	2.89	3.02	2.85

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.71	2.77	2.85	2.60

FFO Payout (Dividends Declared/Funds from Operations) (%)	66.09%	66.71%	62.81%	68.74%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Debt Analysis

(as of June 30, 2006)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years

Fixed Rate Unsecured Notes	$ 1,677,416	70.85%	6.28%	5.77

Fixed Rate Secured Debt and Other Obligations	373,193	15.76%	5.53%	4.98

Variable Rate Unsecured Debt	317,000	13.39%	5.67%	3.40

Totals/Weighted Average:	$ 2,367,609	100.00%	6.08%	5.33

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)

July 1 – December 31, 2006	$ 12,496	$ 24,775	$ 37,271	5.08%

2007	19,121	29,441	48,562	5.64%

2008	17,364	12,563	29,927	5.24%

2009	8,679	617,000	625,679	6.54%
2010	2,203	334,500	336,703	5.26%
Thereafter	13,071	1,283,454	1,296,525	6.11%

Sub-total	72,934	2,301,733	2,374,667	6.08%

Adjustment for unamortized debt discount/premium, net, as of June 30, 2006	(7,058)	--	(7,058)	--

Totals/Weighted Average:	$ 65,876	$ 2,301,733	$ 2,367,609	6.08%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of June 30, 2006 of 5.25 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Debt Maturities

(dollars in thousands)

July 1 – December 31, 2006		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS

Secured Debt:

Monmouth Executive Center	$ 15,547												$ 15,547

6411 Ivy Lane	9,228												9,228

Mack-Cali Airport		$ 9,364											9,364

6406 Ivy Lane		14,289											14,289

6303 Ivy Lane		5,788											5,788

6404 Ivy Lane			$ 12,563										12,563

Prudential Portfolio					$ 150,000								150,000

105 Challenger					19,500								19,500

2200 Renaissance Boulevard							$ 15,234						15,234

Soundview Plaza								$ 14,889					14,889

9200 Edmonston Road								4,229					4,229

6305 Ivy Lane									$ 5,707				5,707

6301 Ivy Lane									5,301				5,301

35 Waterview									18,184				18,184

500 West Putnam Avenue											$ 22,325		22,325

23 Main Street												$ 26,566	26,566

Total Secured Debt:	$ 24,775	$ 29,441	$ 12,563	--	$ 169,500	--	$ 15,234	$ 19,118	$ 29,192	--	$ 22,325	$ 26,566	$ 348,714

Unsecured Debt:

Unsecured credit facility				$ 317,000									$ 317,000

7.250% unsecured notes due 3/09				300,000									300,000

5.050% unsecured notes due 4/10					$ 150,000								150,000

7.835% unsecured notes due 12/10					15,000								15,000
7.750% unsecured notes due 2/11						$ 300,000							300,000
5.250% unsecured notes due 1/12							$ 100,000						100,000
6.150% unsecured notes due 12/12							94,914						94,914
5.820% unsecured notes due 3/13								$ 26,105					26,105
4.600% unsecured notes due 6/13								100,000					100,000
5.125% unsecured notes due 2/14									$ 200,000				200,000
5.125% unsecured notes due 1/15										$ 150,000			150,000
5.80% unsecured notes due 1/16											$ 200,000		200,000

Total Unsecured Debt:	--	--	--	$ 617,000	$ 165,000	$ 300,000	$ 194,914	$126,105	$ 200,000	$ 150,000	$ 200,000	--	$ 1,953,019

Total Debt:	$ 24,775	$ 29,441	$ 12,563	$ 617,000	$ 334,500	$ 300,000	$ 210,148	$ 145,223	$ 229,192	$ 150,000	$ 222,325	$ 26,566	$ 2,301,733

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	June 30, 2006	December 31, 2005	Date of Maturity

Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,364	$ 299,246	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,792	149,765	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,208	299,122	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	98,918	--	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,735	91,488	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,364	25,309	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,801	99,787	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,828	201,948	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,210	149,164	01/15/15
5.800%, $100,000 Face Amount Notes	public debt	5.806%	200,730	99,680	01/15/16

Total Senior Unsecured Notes:			$ 1,630,950	$ 1,430,509

Revolving Credit Facilities:

2004 Unsecured Facility (b)	23 Lenders	Libor +0.650%	$ 317,000	$ 227,000	11/23/09

Total Revolving Credit Facilities:			$ 317,000	$ 227,000

Property Mortgages: (c)

6411 Ivy Lane	Massachusetts Mutual Life Ins. Co.	5.588%	$ 9,439	--	07/03/06	(d)
Monmouth Executive Center	La Salle Brothers CMBS	4.980%	15,682	$ 16,044	08/01/06	(e)
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,535	9,644	04/01/07
6406 Ivy Lane	Morgan Stanley Guaranty Trust Co.	5.570%	15,027	--	06/01/07
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	6,206	--	07/01/07
6404 Ivy Lane	TIAA	5.582%	13,972	--	08/01/08
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	4.980%	18,638	--	06/06/10
2200 Renaissance Boulevard	TIAA	5.888%	17,999	18,174	12/01/12
Soundview Plaza	TIAA	6.015%	18,223	18,427	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,297	--	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,375	--	01/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,900	--	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,400	--	08/11/14
500 West Putnam Avenue	New York Life Ins. Co.	5.520%	25,000	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,500	33,500	09/01/18
Assumed Obligations	n/a	4.870%	46,466	53,241	05/01/09	(g)
Harborside - Plazas 2 and 3	Northwestern/Principal	--	--	144,642	--	(h)

Total Mortgages, Loans Payable and Other Obligations:			$ 419,659	$ 468,672

Total Debt:			$ 2,367,609	$ 2,126,181

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On July 3, 2006, the Company paid off this mortgage loan through borrowings of the Company’s revolving credit facility.
(e)	Mortgage is collateralized by three properties. On August 1, 2006, the Company repaid this mortgage loan at par, using borrowings under the Company's revolving credit facility.
(f)	Mortgage is collateralized by seven properties.
(g)	The obligations mature at various times through December 2006 and May 2009.
(h)	On January 3, 2006, the Company paid off this mortgage loan through borrowings on the Company’s revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,
Revenues	2006	2005	2006	2005

Base rents	$ 143,884	$ 136,141	$ 281,866	$ 268,284
Escalations and recoveries from tenants	25,248	20,647	48,022	38,931
Construction services	11,862	--	11,862	--
Payroll reimbursements	4,610	--	4,610	--
Real estate services	4,312	601	4,940	1,217
Other income	4,409	4,962	6,362	6,107

Total revenues	194,325	162,351	357,662	314,539

Expenses

Real estate taxes	22,544	20,380	44,610	39,404
Utilities	14,238	12,346	29,681	24,242
Operating services	23,953	22,440	46,293	43,684
Direct construction costs	11,354	--	11,354	--
Real estate services, salaries, wages and other costs	5,360	--	5,360	--
General and administrative	11,957	8,306	20,916	15,724
Depreciation and amortization	42,610	38,298	82,093	73,908

Total expenses	132,016	101,770	240,307	196,962

Operating Income	62,309	60,581	117,355	117,577

Other (Expense) Income

Interest expense	(33,382)	(30,363)	(64,805)	(58,761)
Interest and other investment income	399	121	1,845	185
Equity in earnings (loss) of unconsolidated joint ventures	(846)	542	(599)	230
Minority interest in consolidated joint ventures	30	--	30	(74)
Gain on sale of investment in marketable securities	--	--	15,060	--
Gain on sale of investment in unconsolidated joint ventures	--	--	--	35

Total other (expense) income	(33,799)	(29,700)	(48,469)	(58,385)

Income from continuing operations before
Minority interest in Operating Partnership	28,510	30,881	68,886	59,192
Minority interest in Operating Partnership	(5,619)	(5,591)	(13,106)	(12,147)

Income from continuing operations	22,891	25,290	55,780	47,045
Discontinued operations (net of minority interest):
Income from discontinued operations	322	1,479	530	3,465
Realized gains (losses) and unrealized losses on disposition of rental property, net	3,921	9,771	3,921	8,973

Total discontinued operations, net	4,243	11,250	4,451	12,438

Net income	27,134	36,540	60,231	59,483
Preferred stock dividends	(500)	(500)	(1,000)	(1,000)

Net income available to common shareholders	$ 26,634	$ 36,040	$ 59,231	$ 58,483

Basic earnings per common share:
Income from continuing operations	$ 0.36	$ 0.41	$ 0.88	$ 0.75
Discontinued operations	0.07	0.18	0.07	0.20

Net income available to common shareholders	$ 0.43	$ 0.59	$ 0.95	$ 0.95

Diluted earnings per common share:
Income from continuing operations	$ 0.36	$ 0.40	$ 0.88	$ 0.75
Discontinued operations	0.07	0.18	0.07	0.20

Net income available to common shareholders	$ 0.43	$ 0.58	$ 0.95	$ 0.95

Dividends declared per common share	$ 0.63	$ 0.63	$ 1.26	$ 1.26

Basic weighted average shares outstanding	62,182	61,393	62,085	61,289

Diluted weighted average shares outstanding	78,067	75,649	77,359	72,478

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
Assets	2006	2005

Rental property
Land and leasehold interests	$ 697,029	$ 637,653
Buildings and improvements	3,742,413	3,539,003
Tenant improvements	345,207	307,664
Furniture, fixtures and equipment	7,620	7,432

	4,792,269	4,491,752
Less – accumulated depreciation and amortization	(779,587)	(722,980)

Net investment in rental property	4,012,682	3,768,772
Cash and cash equivalents	20,417	60,397
Marketable securities available for sale at fair value	--	50,847
Investments in unconsolidated joint ventures	197,923	62,138
Unbilled rents receivable, net	104,027	92,692
Deferred charges and other assets, net	245,343	197,634
Restricted cash	16,341	9,221
Accounts receivable, net of allowance for doubtful accounts
of $2,776 and $1,088	25,689	5,801

Total assets	$ 4,622,422	$ 4,247,502

Liabilities and Stockholders’ Equity

Senior unsecured notes	$ 1,630,950	$ 1,430,509
Revolving credit facility	317,000	227,000
Mortgages, loans payable and other obligations	419,659	468,672
Dividends and distributions payable	49,612	48,178
Accounts payable, accrued expenses and other liabilities	121,964	85,481
Rents received in advance and security deposits	50,598	47,685
Accrued interest payable	36,283	27,871

Total liabilities	2,626,066	2,335,396

Minority interests:
Operating Partnership	489,592	400,819
Consolidated joint ventures	2,169	--

Total minority interests	491,761	400,819

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
62,360,388 and 62,019,646 shares outstanding	623	620
Additional paid-in capital	1,687,871	1,682,141
Unamortized stock compensation	--	(6,105)
Dividends in excess of net earnings	(208,899)	(189,579)
Accumulated other comprehensive loss	--	(790)

Total stockholders’ equity	1,504,595	1,511,287

Total liabilities and stockholders’ equity	$ 4,622,422	$ 4,247,502

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the six months ended June 30, 2006

(in thousands) (unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Unamortized Stock	Dividends in Excess of	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Compensation	Net Earnings	Income (Loss)	Equity

Balance at January 1, 2006	10	$ 25,000	62,020	$ 620	$1,682,141	$ (6,105)	$ (189,579)	$ (790)	$ 1,511,287
Reclassification upon the adoption of FASB No. 123 (R)	--	--	--	--	(6,105)	6,105	--	--	--
Net income	--	--	--	--	--	--	60,231	--	60,231
Preferred stock dividends	--	--	--	--	--	--	(1,000)	--	(1,000)
Common stock dividends	--	--	--	--	--	--	(78,551)	--	(78,551)
Redemption of common units for common stock	--	--	136	1	4,175	--	--	--	4,176
Shares issued under Dividend Reinvestment and Stock Purchase Plan	--	--	3	--	125	--	--	--	125
Stock options exercised	--	--	199	2	5,771	--	--	--	5,773
Stock options expense	--	--	--	--	176	--	--	--	176
Comprehensive Gain: Unrealized holding gain on marketable securities available for sale	--	--	--	--	--	--	--	15,850	15,850
Directors Deferred compensation plan	--	--	--	--	150	--	--	--	150
Issuance of restricted stock	--	--	10	--	--	--	--	--	--
Amortization of stock compensation	--	--	--	--	1,438	--	--	--	1,438
Cancellation of restricted stock	--	--	(7)	--	--	--	--	--	--
Reclassification adjustment for realized gain included in net income	--	--	--	--	--	--	--	(15,060)	(15,060)

Balance at June 30, 2006	10	$ 25,000	62,361	$ 623	$1,687,871	$ --	$ (208,899)	$ --	$1,504,595

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Net income available to common shareholders	$ 26,634	$ 36,040	$ 59,231	$ 58,483

Add: Minority interest in Operating Partnership	5,619	5,591	13,106	12,147

Minority interest in discontinued operations	1,063	2,538	1,111	2,688

Real estate-related depreciation and amortization on continuing operations (a)	45,987	39,008	86,461	75,480

Real estate-related depreciation and amortization on discontinued operations	21	242	181	832

Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	--	(35)

Add: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(4,905)	(11,975)	(4,905)	(11,078)

Funds from operations available to common shareholders (b)	$ 74,419	$ 71,444	$ 155,185	$ 138,517

Diluted weighted average shares/units outstanding (c)	78,067	75,649	77,359	75,564

Funds from operations per share/unit – diluted	$ 0.95	$ 0.94	$ 2.00	$ 1.83

Dividend declared per common share	$ 0.63	$ 0.63	$ 1.26	$ 1.26

Dividend payout ratios:

Funds from operations-diluted	66.09%	66.71%	62.81%	68.74%

Supplemental Information:

Non-incremental revenue generating capital expenditures:

Building improvements	$ 2,436	$ 1,450	$ 4,391	$ 2,564

Tenant improvements and leasing commissions	$ 18,706	$ 10,440	$ 30,676	$ 20,703

Straight-line rent adjustments (d)	$ 6,208	$ 3,345	$ 12,601	$ 6,634

Amortization of (above)/below market lease intangibles, net	$ 361	$ 976	$ 1,025	$ 1,533

(a)        Includes the Company’s share from unconsolidated joint ventures of $3,518 and $867 for the three months ended June 30, 2006 and 2005, respectively and $4,657 and $1,890 for the six months ended June 30, 2006 and 2005, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,599 shares and 13,846 shares for the three months ended June 30, 2006 and 2005, respectively and 14,968 shares and 10,752 shares for the six months ended June 30, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(d)        Includes the Company’s share from unconsolidated joint ventures of $932 and $43 for the three months ended June 30, 2006 and 2005, respectively and $1,141 and $90 for the six months ended June 30, 2006 and 2005, respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Net income available to common shareholders	$ 0.43	$ 0.58	$ 0.95	$ 0.95

Add: Real estate-related depreciation and amortization on continuing operations (a)	0.59	0.52	1.12	1.00

Real estate-related depreciation and amortization on discontinued operations	--	--	--	0.01

Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.06)	(0.16)	(0.06)	(0.15)

Minority Interest/Rounding Adjustment	(0.01)	--	(0.01)	0.02

Funds from operations available to common shareholders (b)	$ 0.95	$ 0.94	$ 2.00	$ 1.83

Diluted weighted average shares/units outstanding (c)	78,067	75,649	77,359	75,564

(a)    Includes the Company’s share from unconsolidated joint ventures of $0.05 and $0.01 for the three months ended June 30, 2006 and 2005, respectively and $0.06 and $0.03 for the six months ended June 30, 2006 and 2005, respectively.

(b)    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,599 shares and 13,846 shares for the three months ended June 30, 2006 and 2005, respectively and 14,968 shares and 10,752 shares for the six months ended June 30, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Basic weighted average shares outstanding:	62,182	61,393	62,085	61,289

Add: Weighted average common units	15,599	13,847	14,968	10,752

Basic weighted average shares/units:	77,781	75,240	77,053	72,041

Add: Stock options	286	409	306	437

Restricted Stock Awards	--	--	--	--

Stock warrants	--	--	--	--

Diluted weighted average shares outstanding:	78,067	75,649	77,359	72,478

Add: Weighted average preferred units (after conversion to common units)	--	--	--	3,086

Diluted weighted average shares/units outstanding:	78,067	75,649	77,359	75,564

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the six months ended June 30, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)

Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$ 166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	32,600
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	31,792
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	41,113

Total Property Acquisitions:			10	1,360,515	$ 271,516

For the year ended December 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company

Office:
03/02/05	101 Hudson Street (f)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,302
03/29/05	23 Main Street (f) (g)	Holmdel, Monmouth County, NJ	1	350,000	23,948
07/12/05	Monmouth Executive Center (h)	Freehold, Monmouth County, NJ	4	235,968	33,561

Total Property Acquisitions:			6	1,832,251	$ 387,811

(a)	Amounts are as of June 30, 2006.
(b)	This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.
(c)	The property was acquired as part of the Gale/Green Transactions.
(d)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.
(e)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.
(f)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(g)

In addition to its initial investment, the Company intends to make additional investments related to the property of approximately $12,122, of which the Company has incurred $6,723 through June 30, 2006.

(h)	Transaction was funded primarily through cash on hand and assumption of mortgage debt.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Acquisition Property Profile

Property Name:	35 Waterview Boulevard

Product Type:	Office Building

Location:	Parsippany, Morris County, New Jersey

Description:	Class A, four-story office building

Size:	172,498 square feet

Year Constructed:	1990

Closing Date:	May 9, 2006

Acquisition Cost:	$32.6 million

Funding Source:	Funded primarily through the borrowing on the Company’s revolving credit facility and the assumption of mortgage debt.

Percentage Leased:	92.3%

Number of Tenants:	12

Significant Tenants:	Sun Chemical (66,065 square feet)
Pace Inc. (32,216 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Acquisition Property Profile

Property Name:	105 Challenger Road

Product Type:	Office Building

Location:	Ridgefield Park, Bergen County, New Jersey

Description:	Class A, nine-story office building

Size:	150,050 square feet

Year Constructed:	1992

Closing Date:	May 9, 2006

Acquisition Cost:	$31.8 million

Funding Source:	Funded primarily through the borrowing on the Company’s revolving credit facility and the assumption of mortgage debt.

Percentage Leased:	87.5%

Number of Tenants:	1

Significant Tenants:	Samsung Electronics America (131,300 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Acquisition Property Profile

Property Name:	343 Thornall Street

Product Type:	Office Building

Location:	Edison, Middlesex County, New Jersey

Description:	Class A, eight-story office building

Size:	195,709

Year Constructed:	1991

Closing Date:	May 9, 2006

Acquisition Cost:	$41.1 million

Funding Source:	Funded primarily through borrowing on the Company’s revolving credit facility.

Percentage Leased:	84.7%

Number of Tenants:	8

Significant Tenants:	Travelers Indemnity Co. (32,858 square feet)
IAC Search & Media Inc. (25,400 square feet)
United States of America – GSA (19,676 square feet)
Fujitsu Consulting Holdings (19,124 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Summary of Construction Projects

(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 6/30/06	Total Estimated Costs	Current % Leased

Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2006-4Q	1	120,000	$ 6,415	$ 19,200	100.0%

Sub-total:				1	120,000	6,415	19,200	100.0%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	3,966	27,050	100.0%
100 Kimball	Parsippany, NJ	Office	2006-4Q	1	175,000	14,929	20,591	0.0%

Sub-total:				2	267,878	18,895	47,641	34.7%

Grand Total:				3	387,878	$ 25,310	$ 66,841	54.9%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space

55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton	NJ	13.0	140,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree	Media	PA	2.3	15,200	Office
Capital Office Park (d)	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office

Total:			451.6	11,305,450

(a)	Land owned or controlled by unconsolidated joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Hotel project can comprise up to 520 rooms.
(d)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Rental Property Sales

(dollars in thousands)

For the six months ended June 30, 2006

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$ 14,765	$ 10,872	$ 3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012
Total Property Sales:			2	206,727	$ 18,911	$ 14,006	$ 4,905

For the year ended December 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984
12/29/05	3600 South Yosemite	Denver, Denver County, CO	1	133,743	5,566	11,121	(5,555)
Total Office Property Sales:			7	1,081,389	$ 114,981	$ 107,845	$ 7,136

(a)

In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

Rental Property Held For Sale

(dollars in thousands)

At June 30, 2006

None

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended June 30, 2006)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 3/31/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/06 (c)	Pct. Leased 6/30/06	Pct. Leased 3/31/06

Northeast

Northern NJ	11,350,781	299,790	(352,731)	336,406	(16,325)	11,634,246	88.7%	88.8%

Central NJ	4,255,449	164,400	(99,062)	108,181	9,119	4,428,968	89.8%	89.9%

Westchester Co., NY	4,565,899	-	(243,052)	279,339	36,287	4,602,186	96.1%	95.4%

Sub. Philadelphia	3,355,840	(88,000)	(155,503)	185,998	30,495	3,298,335	91.4%	90.7%

Fairfield, CT	739,562	-	(142,017)	139,512	(2,505)	737,057	86.5%	86.8%

Washington, DC/MD	1,115,727	-	(27,138)	65,016	37,878	1,153,605	89.2%	86.3%

Dutchess/Rockland Co., NY	281,308	(101,308)	(3,788)	3,788	-	180,000	100.0%	94.2%

Total Northeast	25,664,566	274,882	(1,023,291)	1,118,240	94,949	26,034,397	90.5%	90.2%

Other

Colorado	1,390,603	-	(76,519)	59,643	(16,876)	1,373,727	96.0%	97.1%

San Francisco	367,054	-	(6,228)	26,726	20,498	387,552	86.0%	81.4%

Total Other	1,757,657	-	(82,747)	86,369	3,622	1,761,279	93.6%	93.4%

Company Totals	27,422,223	274,882	(1,106,038)	1,204,609	98,571	27,795,676	90.7%	90.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2006	30,336,629

Total sq. ft. of properties added this period	518,257

Total sq. ft. of properties sold this period	(206,727)

Total sq. ft. as of June 30, 2006	30,648,159

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2006 aggregating 100,121 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Leasing Statistics

(For the three months ended June 30, 2006)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	27	336,406	149,354	187,052	5.7	25.59	3.71

Central NJ	Office	14	97,350	67,899	29,451	4.7	27.00	5.52

	Office/Flex	3	10,831	6,086	4,745	4.4	19.10	2.28

Westchester Co., NY	Office	27	71,274	10,061	61,213	3.4	25.83	2.44

	Office/Flex	24	208,065	73,369	134,696	6.1	16.61	2.12

Sub. Philadelphia	Office	17	169,798	62,714	107,084	6.2	21.87	2.93

	Office/Flex	2	16,200	0	16,200	4.4	10.93	4.17

Fairfield, CT	Office	8	51,512	0	51,512	1.6	22.89	1.76

	Office/Flex	1	88,000	0	88,000	5.0	20.16	2.47

Washington, DC/MD	Office	8	65,016	50,192	14,824	7.9	32.40	5.76

Dutchess/Rockland Co., NY	Office	2	3,788	3,788	0	1.9	25.86	1.24

Total Northeast		133	1,118,240	423,463	694,777	5.5	23.06	3.34

Other

Colorado	Office	12	59,643	15,708	43,935	3.2	16.25	2.07

San Francisco	Office	22	26,726	20,587	6,139	5.6	25.38	9.56

Total Other		34	86,369	36,295	50,074	3.9	19.07	5.38

Company Totals		167	1,204,609	459,758	744,851	5.4	22.77	3.45

Detail by Property Type

	Office	137	881,513	380,303	501,210	5.3	24.75	3.93

	Office/Flex	30	323,096	79,455	243,641	5.6	17.37	2.29

Company Totals		167	1,204,609	459,758	744,851	5.4	22.77	3.45

Tenant Retention:	Leases Retained	56.7%
	Sq. Ft. Retained	67.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $15,793,636 and commissions of $5,639,015 committed, but not necessarily expended, during the period for second generation space aggregating 1,158,883 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Leasing Statistics

(For the three months ended June 30, 2006)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/06 (c)	Pct. Leased 6/30/06	Pct. Leased 3/31/06

Northeast

Northern NJ	-	1,409,488	(14,178)	14,178	-	1,409,488	90.2%	-

Central NJ	-	928.279	(11,045)	-	(11,045)	917,234	76.3%	-

Rockland Co., NY	152,983	-	(17,000)	17,000	-	152,983	65.9%	65.9%

Boston, MA		375,427	-	-	-	375,427	56.3%	-

Total Northeast	152,983	2,713,194	(42,223)	31,178	(11,045)	2,855,132	77.9%	65.9%

Other

Troy, MI	-	951,612	-	-	-	951,612	78.7%	-

San Francisco, CA	275,838	-	(27,310)	-	(27,310)	248,528	81.3%	90.3%

Total Other	275,838	951,612	(27,310)	-	(27,310)	1,200,140	79.3%	90.3%

Company Totals	428,821	3,664,806	(69,533)	31,178	(38,355)	4,055,272	78.3%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2006	537,618

Total sq. ft. of properties added/sold this period	4,640,308

Total sq. ft. as of June 30, 2006	5,177,926

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (b)

Northeast
Northern NJ	1	14,178	-	14,178	4.0	19.72	0.99
Rockland Co., NY	1	17,000	-	17,000	5.0	16.65	2.04

Company Totals	2	31,178	-	31,178	4.5	18.05	1.62

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Represents estimated workletter costs of $113,202 and commissions of $116,154 committed, but not necessarily expended, during the period for second generation space aggregating 31,178 square feet.
(c)	Includes a lease for 139,859 square feet expiring June 30, 2006 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Leasing Statistics

(For the six months ended June 30, 2006)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/06 (c)	Pct. Leased 6/30/06	Pct. Leased 12/31/05

Northeast

Northern NJ	11,453,904	299,790	(759,328)	639,880	(119,448)	11,634,246	88.7%	89.6%

Central NJ	4,263,823	164,400	(208,749)	209,494	745	4,428,968	89.8%	90.1%

Westchester Co., NY	4,598,540	-	(484,751)	488,397	3,646	4,602,186	96.1%	96.0%

Sub. Philadelphia	3,364,652	(88,000)	(281,393)	303,076	21,683	3,298,335	91.4%	91.0%

Fairfield, CT	738,123	-	(153,314)	152,248	(1,066)	737,057	86.5%	86.6%

Washington, DC/MD	399,204	713,492	(33,247)	74,156	40,909	1,153,605	89.2%	88.6%

Dutchess/Rockland Co., NY	277,426	(101,308)	(13,131)	17,013	3,882	180,000	100.0%	92.9%

Total Northeast	25,095,672	988,374	(1,933,913)	1,884,264	(49,649)	26,034,397	90.5%	90.9%

Other

Colorado	1,387,117	-	(106,097)	92,707	(13,390)	1,373,727	96.0%	96.9%

San Francisco	366,469	-	(21,067)	42,150	21,083	387,552	86.0%	81.3%

Total Other	1,753,586	-	(127,164)	134,857	7,693	1,761,279	93.6%	93.2%

Company Totals	26,849,258	988,374	(2,061,077)	2,019,121	(41,956)	27,795,676	90.7%	91.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	29,494,371

Total sq. ft. of properties added this period	1,360,515

Total sq. ft. of properties sold this period	(206,727)

Total sq. ft. as of June 30, 2006	30,648,159

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2006 aggregating 100,121 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Leasing Statistics

(For the six months ended June 30, 2006)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	59	621,805	313,137	308,668	5.8	25.28	4.01

	Office/Flex	3	18,075	-	18,075	4.2	17.61	0.75

Central NJ	Office	30	194,050	92,714	101,336	4.8	25.95	4.46

	Office/Flex	5	15,444	7,939	7,505	4.6	19.01	3.31

Westchester Co., NY	Office	56	184,827	55,018	129,809	4.9	24.40	3.56

	Office/Flex	41	303,570	106,859	196,711	6.1	17.06	2.15

Sub. Philadelphia	Office	34	254,476	88,236	166,240	5.5	22.76	3.14

	Office/Flex	6	48,600	32,400	16,200	6.0	10.02	2.25

Fairfield, CT	Office	13	64,248	7,459	56,789	2.5	23.33	3.21

	Office/Flex	1	88,000	-	88,000	5.0	20.16	2.47

Washington, DC/MD	Office	10	74,156	54,549	19,607	7.4	32.42	5.76

Dutchess/Rockland Co., NY	Office	6	17,013	13,113	3,900	4.1	23.78	4.19

Total Northeast		264	1,884,264	771,424	1,112,840	5.5	23.04	3.43

Other

Colorado	Office	18	92,707	23,464	69,243	3.6	16.29	2.03

San Francisco	Office	55	42,150	22,957	19,193	4.4	26.16	7.98

Total Other		73	134,857	46,421	88,436	3.8	19.38	4.17

Company Totals		337	2,019,121	817,845	1,201,276	5.4	22.80	3.47

Detail by Property Type

	Office	281	1,545,432	670,647	874,785	5.3	24.58	3.95

	Office/Flex	56	473,689	147,198	326,491	5.7	17.00	2.20

Company Totals		337	2,019,121	817,845	1,201,276	5.4	22.80	3.47

Tenant Retention:	Leases Retained	60.8%
	Sq. Ft. Retained	58.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $25,497,604 and commissions of $8,771,043 committed, but not necessarily expended, during the period for second generation space aggregating 1,858,458 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Leasing Statistics

(For the six months ended June 30, 2006)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/06 (c)	Pct. Leased 6/30/06	Pct. Leased 3/31/06

Northeast

Northern NJ	-	1,409,488	(14,178)	14,178	-	1,409,488	90.2%	-

Central NJ	-	928,279	(11,045)	-	(11,045)	917,234	76.3%	-

Rockland Co., NY	152,983	-	(17,000)	17,000	-	152,983	65.9%	65.9%

Boston, MA	-	375,427	-	-	-	375,427	56.3%	-

Total Northeast	152,983	2,713,194	(42,223)	31,178	(11,045)	2,855,132	77.9%	65.9%

Other

Troy, MI	-	951,612	-	-	-	951,612	78.7%	-

San Francisco, CA	275,838	-	(27,310)	-	(27,310)	248,528	81.3%	90.3%

Total Other	275,838	951,612	(27,310)	-	(27,310)	1,200,140	79.3%	90.3%

Company Totals	428,821	3,664,806	(69,533)	31,178	(38,355)	4,055,272	78.3%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	537,618

Total sq. ft. of properties added/sold this period	4,640,308

Total sq. ft. as of June 30, 2006	5,177,926

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (b)

Northeast
Northern NJ	1	14,178	-	14,178	4.0	19.72	0.99
Rockland Co., NY	1	17,000	-	17,000	5.0	16.65	2.04

Company Totals	2	31,178	-	31,178	4.5	18.05	1.62

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Represents estimated workletter costs of $113,202 and commissions of $116,154 committed, but not necessarily expended, during the period for second generation space aggregating 31,178 square feet.
(c)	Includes a lease for 139,859 square feet expiring June 30, 2006 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)

Newark, NJ (Essex-Morris-Union Counties)	107,160,751	18.2	5,847,318	19.0
Jersey City, NJ	105,900,652	18.0	4,317,978	14.1
New York, NY (Westchester-Rockland Counties)	91,902,664	15.7	4,968,420	16.2
Bergen-Passaic, NJ	89,379,553	15.2	4,501,812	14.7
Philadelphia, PA-NJ	55,604,760	9.5	3,529,994	11.5
Washington, DC-MD-VA-WV	29,843,678	5.1	1,292,807	4.2
Monmouth-Ocean, NJ	25,218,325	4.3	1,620,863	5.3
Middlesex-Somerset-Hunterdon, NJ	18,629,041	3.2	986,760	3.2
Trenton, NJ	17,180,175	2.9	767,365	2.5
Denver, CO	15,092,055	2.6	951,202	3.1
Stamford-Norwalk, CT	13,257,400	2.3	706,510	2.3
San Francisco, CA	8,801,085	1.5	450,891	1.5
Boulder-Longmont, CO	2,358,667	0.4	270,421	0.9
Bridgeport, CT	2,342,263	0.4	145,487	0.5
Colorado Springs, CO	2,086,755	0.4	209,987	0.7
Atlantic-Cape May, NJ	2,050,538	0.3	80,344	0.3

Totals	586,808,362	100.0	30,648,159	100.0

(a)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring June 30, 2006 aggregating 100,121 feet and representing annualized rent of $2,302,859 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)

Securities, Commodity Contracts & Other Financial	100,946,539	17.3	3,855,653	13.9
Manufacturing	50,666,887	8.6	2,492,413	9.1
Insurance Carriers & Related Activities	46,890,261	8.0	2,131,442	7.8
Computer System Design Services	33,112,684	5.6	1,580,494	5.8
Telecommunications	30,513,248	5.2	1,416,651	5.2
Health Care & Social Assistance	26,427,367	4.5	1,383,252	5.1
Credit Intermediation & Related Activities	24,497,117	4.2	1,030,896	3.8
Legal Services	24,231,810	4.1	993,539	3.6
Wholesale Trade	23,190,055	4.0	1,460,558	5.3
Scientific Research/Development	20,556,948	3.5	935,593	3.4
Accounting/Tax Prep.	17,307,886	2.9	750,888	2.7
Retail Trade	16,498,416	2.8	979,857	3.6
Other Professional	15,883,914	2.7	660,385	2.4
Public Administration	15,450,522	2.6	615,295	2.3
Advertising/Related Services	14,837,840	2.5	617,445	2.3
Information Services	12,630,605	2.2	588,297	2.2
Architectural/Engineering	11,286,262	1.9	484,884	1.8
Real Estate & Rental & Leasing	11,101,768	1.9	601,790	2.2
Other Services (except Public Administration)	10,882,153	1.9	591,582	2.2
Arts, Entertainment & Recreation	10,472,175	1.8	665,656	2.4
Broadcasting	6,839,222	1.2	457,600	1.7
Publishing Industries	6,529,792	1.1	289,388	1.1
Utilities	6,499,237	1.1	320,522	1.2
Construction	6,479,131	1.1	325,258	1.2
Educational Services	6,022,549	1.0	300,513	1.1
Data Processing Services	5,781,689	1.0	248,301	0.9
Transportation	5,479,525	0.9	298,261	1.1
Management of Companies & Finance	4,414,940	0.8	190,027	0.7
Admin & Support, Waste Mgt. & Remediation Services	4,126,608	0.7	270,958	1.0
Specialized Design Services	3,361,109	0.6	159,512	0.6
Other	13,890,103	2.3	627,569	2.3

Totals	586,808,362	100.0	27,324,479	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring June 30, 2006 aggregating 100,121 square feet and representing annualized rent of $2,302,859 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Portfolio Analysis (a)

(as of June 30, 2006)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	97	35.3%	49	17.9%	--	--	--	--	--	--	146	53.2%

New York	20	7.3%	41	14.9%	6	2.2%	2	0.7%	2	0.7%	71	25.8%

Pennsylvania	18	6.5%	--	--	--	--	--	--	--	--	18	6.5%

Connecticut	4	1.5%	5	1.8%	--	--	--	--	--	--	9	3.3%

Wash., D.C./ Maryland	10	3.6%	--	--	--	--	--	--	--	--	10	3.6%

Sub-total Northeast:	149	54.2%	95	34.6%	6	2.2%	2	0.7%	2	0.7%	254	92.4%

California	2	0.7%	--	--	--	--	--	--	--	--	2	0.7%

Colorado	19	6.9%	--	--	--	--	--	--	--	--	19	6.9%

TOTALS By Type:	170	61.8%	95	34.6%	6	2.2%	2	0.7%	2	0.7%	275	100.0%

(a) Excludes 44 properties, aggregating approximately 5.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Portfolio Analysis (a)

(as of June 30, 2006)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total

New Jersey	17,437,165	56.9%	2,189,531	7.1%	--	--	--	--	19,626,696	64.0%

New York	2,214,908	7.2%	2,348,812	7.7%	387,400	1.3%	17,300	0.1%	4,968,420	16.3%

Pennsylvania	2,025,738	6.6%	--	--	--	--	--	--	2,025,738	6.6%

Connecticut	578,997	1.9%	273,000	0.9%	--	--	--	--	851,997	2.8%

Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%

Sub-total Northeast	23,549,615	76.8%	4,811,343	15.7%	387,400	1.3%	17,300	0.1%	28,765,658	93.9%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%

Colorado	1,431,610	4.6%	--	--	--	--	--	--	1,431,610	4.6%

TOTALS By Type:	25,432,116	82.9%	4,811,343	15.7%	387,400	1.3%	17,300	0.1%	30,648,159	100.0%

(a) Excludes 44 properties, aggregating approximately 5.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Portfolio Analysis (a)

(Year ended June 30, 2006)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	341,735	61.8%	18,643	3.3%	--	--	--	--	--	--	360,378	65.1%

New York	50,959	9.2%	32,694	5.9%	4,204	0.8%	482	0.1%	305	0.1%	88,644	16.1%

Pennsylvania	42,209	7.6%	--	--	--	--	--	--	--	--	42,209	7.6%

Connecticut	11,401	2.1%	3,843	0.7%	--	--	--	--	--	--	15,244	2.8%

Wash., D.C./ Maryland	16,296	2.9%	--	--	--	--	--	--	--	--	16,296	2.9%

Sub-total Northeast:	462,600	83.6%	55,180	9.9%	4,204	0.8%	482	0.1%	305	0.1%	522,771	94.5%

California	10,877	2.0%	--	--	--	--	--	--	--	--	10,877	2.0%

Colorado	19,089	3.5%	--	--	--	--	--	--	--	--	19,089	3.5%

TOTALS By Type:	492,566	89.1%	55,180	9.9%	4,204	0.8%	482	0.1%	305	0.1%	552,737	100.0%

(a)	Excludes 44 properties, aggregating approximately 5.2 million square feet, which are not consolidated by the Company.
(b)

Total base rent for the 12 months ended June 30, 2006, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Portfolio Analysis (a) (b)

(as of June 30, 2006)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State

New Jersey	89.1%	90.1%	--	--	89.2%

New York	94.8%	97.3%	97.8%	100.0%	96.2%

Pennsylvania	91.0%	--	--	--	91.0%

Connecticut	80.9%	98.4%	--	--	86.5%

Washington, D.C./ Maryland	89.2%	--	--	--	89.2%

Sub-total Northeast	89.6%	94.1%	97.8%	100.0%	90.5%

California	86.0%	--	--	--	86.0%

Colorado	96.0%	--	--	--	96.0%

WEIGHTED AVG. By Type:	89.9%	94.1%	97.8%	100.0%	90.7%

(a)	Excludes 44 properties, aggregating approximately 5.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), as well as leases expiring June 30, 2006 aggregating 100,121 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.17	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.17	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,460	0.63	24.20
Fort Lee
One Bridge Plaza	1981	200,000	44.8	3,802	0.69	42.43
2115 Linwood Avenue	1981	68,000	82.6	1,387	0.25	24.69
Little Ferry
200 Riser Road	1974	286,628	100.0	1,998	0.36	6.97
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,474	0.27	22.35
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,792	1.05	22.29
140 East Ridgewood Avenue	1981	239,680	91.8	4,744	0.86	21.56
461 From Road	1988	253,554	98.6	6,064	1.10	24.26
650 From Road	1978	348,510	93.8	8,020	1.44	24.53
61 South Paramus Avenue	1985	269,191	97.4	6,449	1.17	24.60
Ridgefield Park
105 Challenger Road (e)	1992	150,050	87.5	536	0.10	28.11
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,401	0.25	27.05
365 West Passaic Street	1976	212,578	94.8	4,095	0.74	20.32
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.35	15.72
10 Mountainview Road	1986	192,000	100.0	4,229	0.77	22.03
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.35	21.86
470 Chestnut Ridge Road	1987	52,500	30.7	790	0.14	49.02
530 Chestnut Ridge Road	1986	57,204	100.0	1,165	0.21	20.37
50 Tice Boulevard	1984	235,000	100.0	6,083	1.10	25.89
300 Tice Boulevard	1991	230,000	100.0	6,223	1.13	27.06

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	92.8	1,272	0.23	18.52
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.19	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,340	0.24	18.26

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,172	1.30	28.98
Roseland
101 Eisenhower Parkway	1980	237,000	94.9	5,463	0.99	24.29
103 Eisenhower Parkway	1985	151,545	82.2	3,061	0.55	24.57
105 Eisenhower Parkway	2001	220,000	80.7	3,621	0.66	20.40

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	44.8	2,900	0.52	16.18
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,357	3.32	24.12
Harborside Financial Center Plaza 3	1990	725,600	100.0	17,637	3.19	24.31
Harborside Financial Center Plaza 4-A	2000	207,670	99.1	6,717	1.22	32.64
Harborside Financial Center Plaza 5	2002	977,225	99.4	32,924	5.95	33.89
101 Hudson Street	1992	1,246,283	100.0	28,642	5.18	22.98

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.25	14.45
Princeton
103 Carnegie Center	1984	96,000	100.0	2,217	0.40	23.09
3 Independence Way	1983	111,300	43.7	628	0.11	12.91
100 Overlook Center	1988	149,600	100.0	4,209	0.76	28.14
5 Vaughn Drive	1987	98,500	94.0	2,275	0.41	24.57

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (e)	1991	195,709	84.7	314	0.06	13.05
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.45	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.32	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	382	0.07	2.63
30 Knightsbridge Road, Bldg. 6	1977	72,743	47.2	15	0.00	0.44
Plainsboro
500 College Road East	1984	158,235	95.7	4,161	0.75	27.48
Woodbridge
581 Main Street	1991	200,000	100.0	4,357	0.79	21.79

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way (e)	1989	44,524	90.9	691	0.13	17.60
3 Paragon Way (e)	1991	66,898	58.4	666	0.12	17.58
4 Paragon Way (e)	2002	63,989	100.0	1,129	0.20	18.19
100 Willowbrook Road (e)	1988	60,557	74.8	789	0.14	17.96
Holmdel
23 Main Street	1977	350,000	100.0	4,349	0.79	12.43
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	2,716	0.49	22.15
One River Centre Bldg. 2	1983	120,360	100.0	2,742	0.50	22.78
One River Centre Bldg. 3	1984	214,518	88.3	4,389	0.79	23.17
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.43	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	335	0.06	15.53
1350 Campus Parkway	1990	79,747	99.9	1,577	0.29	19.79

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	98.4	4,010	0.73	24.24

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,580	0.29	21.07
201 Littleton Road	1979	88,369	88.9	1,783	0.32	22.70
Morris Township
412 Mt. Kemble Avenue	1986	475,100	5.8	26	0.00	0.94
Parsippany
4 Campus Drive	1983	147,475	96.8	3,204	0.58	22.44
6 Campus Drive	1983	148,291	76.6	2,144	0.39	18.87
7 Campus Drive	1982	154,395	0.0	1,018	0.18	0.00
8 Campus Drive	1987	215,265	100.0	6,296	1.14	29.25
9 Campus Drive	1983	156,495	92.0	3,650	0.66	25.35
4 Century Drive	1981	100,036	71.9	1,406	0.25	19.55
5 Century Drive	1981	79,739	97.3	2,096	0.38	27.02
6 Century Drive	1981	100,036	69.9	74	0.01	1.06
2 Dryden Way	1990	6,216	100.0	121	0.02	19.47
4 Gatehall Drive	1988	248,480	79.0	5,108	0.92	26.02
2 Hilton Court	1991	181,592	100.0	5,084	0.92	28.00
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	76.1	1,233	0.22	16.88
1 Sylvan Way	1989	150,557	100.0	3,502	0.63	23.26
5 Sylvan Way	1989	151,383	100.0	3,892	0.70	25.71
7 Sylvan Way	1987	145,983	100.0	3,073	0.56	21.05
35 Waterview Boulevard (e)	1990	172,498	92.3	617	0.11	26.69
5 Wood Hollow Road	1979	317,040	88.0	4,757	0.86	17.05

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	95.8	1,546	0.28	21.52
Totowa
999 Riverview Drive	1988	56,066	100.0	1,034	0.19	18.44

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	0.11	20.68
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.24	19.92
Bernards
106 Allen Road	2000	132,010	93.2	2,939	0.53	23.89
Bridgewater
721 Route 202/206	1989	192,741	87.8	3,844	0.70	22.72

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.5	4,729	0.86	26.03
Cranford
6 Commerce Drive	1973	56,000	98.1	1,223	0.22	22.26
11 Commerce Drive (c)	1981	90,000	94.2	1,160	0.21	13.68
12 Commerce Drive	1967	72,260	95.1	928	0.17	13.50
14 Commerce Drive	1971	67,189	100.0	1,301	0.24	19.36
20 Commerce Drive	1990	176,600	100.0	3,864	0.70	21.88
25 Commerce Drive	1971	67,749	100.0	1,416	0.26	20.90
65 Jackson Drive	1984	82,778	100.0	1,964	0.36	23.73

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

New Providence
890 Mountain Avenue	1977	80,000	87.1	1,803	0.33	25.88

Total New Jersey Office		17,437,165	89.1	341,735	61.82	22.57

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,417	0.80	24.54

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,124	0.20	18.83
101 Executive Boulevard	1971	50,000	45.3	594	0.11	26.23
555 Taxter Road	1986	170,554	100.0	4,050	0.73	23.75
565 Taxter Road	1988	170,554	100.0	3,881	0.70	22.76
570 Taxter Road	1972	75,000	100.0	1,807	0.33	24.09
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.07	19.41
2 Skyline Drive	1987	30,000	98.9	442	0.08	14.90
7 Skyline Drive	1987	109,000	100.0	2,461	0.45	22.58
17 Skyline Drive	1989	85,000	51.7	1,039	0.19	23.64
19 Skyline Drive	1982	248,400	100.0	4,471	0.81	18.00
Tarrytown
200 White Plains Road	1982	89,000	86.0	1,987	0.36	25.96
220 White Plains Road	1984	89,000	85.3	1,899	0.34	25.01
White Plains
1 Barker Avenue	1975	68,000	96.0	1,747	0.32	26.76
3 Barker Avenue	1983	65,300	91.0	1,723	0.31	29.00
50 Main Street	1985	309,000	99.5	8,935	1.61	29.06
11 Martine Avenue	1987	180,000	96.1	4,901	0.89	28.33
1 Water Street	1979	45,700	95.4	946	0.17	21.70
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,675	0.48	23.88
3 Executive Plaza	1987	58,000	100.0	1,468	0.27	25.31

Total New York Office		2,214,908	94.8	50,959	9.22	24.28

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,586	0.29	27.30
1055 Westlakes Drive	1990	118,487	96.8	2,966	0.54	25.86
1205 Westlakes Drive	1988	130,265	68.6	2,331	0.42	26.08
1235 Westlakes Drive	1986	134,902	96.8	2,731	0.49	20.91

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.46	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.01	26.91
300 Stevens Drive	1992	68,000	100.0	1,409	0.25	20.72

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Media
1400 Providence Road – Center I	1986	100,000	96.7	1,923	0.35	19.89
1400 Providence Road – Center II	1990	160,000	93.5	3,467	0.63	23.18
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	79.2	2,183	0.39	21.91
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	0.25	22.82
16 Sentry Parkway	1988	93,093	94.4	2,302	0.42	26.19
18 Sentry Parkway	1988	95,010	97.6	2,073	0.38	22.36
King of Prussia
2200 Renaissance Boulevard	1985	174,124	83.6	3,502	0.63	24.06
Lower Providence
1000 Madison Avenue	1990	100,700	68.7	732	0.13	10.58
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	95.5	2,903	0.53	18.12
Five Sentry Parkway East	1984	91,600	100.0	1,949	0.35	21.28
Five Sentry Parkway West	1984	38,400	69.8	630	0.11	23.50

Total Pennsylvania Office		2,025,738	91.0	42,209	7.63	22.89

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	97.9	3,339	0.60	28.13
Norwalk
40 Richards Avenue	1985	145,487	68.3	2,477	0.45	24.93
Shelton
1000 Bridgeport Avenue	1986	133,000	88.1	1,999	0.36	17.06
Stamford
1266 East Main Street	1984	179,260	74.3	3,586	0.65	26.92

Total Connecticut Office		578,997	80.9	11,401	2.06	24.34

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	4,629	0.83	27.30
1400 L Street, NW	1987	159,000	90.6	3,824	0.69	26.55

Total District of Columbia Office		328,549	95.5	8,453	1.52	26.95

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road (e)	1973	38,690	100.0	312	0.06	23.93
6301 Ivy Lane (e)	1979	112,003	75.2	644	0.12	22.69
6303 Ivy Lane (e)	1980	112,047	87.4	836	0.15	25.33
6305 Ivy Lane (e)	1982	112,022	75.1	604	0.11	21.30
6404 Ivy Lane (e)	1987	165,234	80.6	884	0.16	19.70
6406 Ivy Lane (e)	1991	163,857	100.0	916	0.17	16.59
6411 Ivy Lane (e)	1984	138,405	89.3	929	0.17	22.30
Lanham
4200 Parliament Place	1989	122,000	93.7	2,718	0.49	23.78

Total Maryland Office		964,258	87.1	7,843	1.43	21.34

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	89.4	1,822	0.33	16.25
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	862	0.16	11.87
5350 South Roslyn Street	1982	63,754	100.0	1,043	0.19	16.36

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive	1997	37,574	81.1	176	0.03	5.78
303 South Technology Drive-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Drive-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	325	0.06	8.28
1172 Century Drive	1996	49,566	100.0	411	0.07	8.29
285 Century Place	1997	69,145	100.0	760	0.14	10.99

DENVER COUNTY, COLORADO
Denver
8181 East Tufts Avenue	2001	185,254	98.6	4,256	0.77	23.30

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	95.9	1,249	0.23	12.66
Englewood
67 Inverness Drive East	1996	54,280	100.0	332	0.06	6.12
384 Inverness Parkway	1985	51,523	94.9	705	0.13	14.42
400 Inverness Parkway	1997	111,608	98.3	1,672	0.30	15.24
9777 Pyramid Court	1995	120,281	97.1	1,515	0.27	12.97

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	557	0.10	11.76
1975 Research Parkway	1997	115,250	80.3	1,113	0.20	12.03
2375 Telstar Drive	1998	47,369	100.0	557	0.10	11.76

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	100.0	1,148	0.21	18.05

Total Colorado Office		1,431,610	96.0	19,089	3.46	13.90

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	96.0	3,630	0.66	20.61
760 Market Street	1908	267,446	79.1	7,247	1.30	34.26

Total California Office		450,891	86.0	10,877	1.96	28.06

TOTAL OFFICE PROPERTIES		25,432,116	89.9	492,566	89.10	22.36

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	445	0.08	6.90
5 Terri Lane	1992	74,555	91.7	613	0.11	8.97
Moorestown
2 Commerce Drive	1986	49,000	76.3	290	0.05	7.76
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	204	0.04	6.07
201 Commerce Drive	1986	38,400	75.0	157	0.03	5.45
202 Commerce Drive	1988	51,200	100.0	303	0.05	5.92
1 Executive Drive	1989	20,570	81.1	156	0.03	9.35
2 Executive Drive	1988	60,800	73.3	352	0.06	7.90
101 Executive Drive	1990	29,355	90.6	269	0.05	10.11
102 Executive Drive	1990	64,000	100.0	392	0.07	6.13
225 Executive Drive	1990	50,600	48.6	230	0.04	9.35
97 Foster Road	1982	43,200	75.5	174	0.03	5.33
1507 Lancer Drive	1995	32,700	100.0	50	0.01	1.53
1245 North Church Street	1998	52,810	100.0	398	0.07	7.54
1247 North Church Street	1998	52,790	77.5	451	0.08	11.02
1256 North Church Street	1984	63,495	100.0	432	0.08	6.80
840 North Lenola Road	1995	38,300	100.0	367	0.07	9.58
844 North Lenola Road	1995	28,670	100.0	161	0.03	5.62
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	400	0.07	8.23
30 Twosome Drive	1997	39,675	58.2	149	0.03	6.45
31 Twosome Drive	1998	84,200	100.0	464	0.08	5.51
40 Twosome Drive	1996	40,265	100.0	261	0.05	6.48
41 Twosome Drive	1998	43,050	91.6	229	0.04	5.81
50 Twosome Drive	1997	34,075	100.0	249	0.05	7.31

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	194	0.04	14.61
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	100.0	1,102	0.20	15.79
500 Horizon Drive	1990	41,205	100.0	612	0.11	14.85

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	582	0.11	16.63
1340 Campus Parkway	1992	72,502	100.0	780	0.14	10.76
1345 Campus Parkway	1995	76,300	100.0	915	0.16	11.99
1433 Highway 34	1985	69,020	66.0	470	0.09	10.32
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	217	0.04	10.25

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	69.4	229	0.04	10.78
11 Commerce Way	1989	47,025	100.0	549	0.10	11.67
20 Commerce Way	1992	42,540	24.1	263	0.05	25.65
29 Commerce Way	1990	48,930	100.0	711	0.13	14.53
40 Commerce Way	1987	50,576	100.0	684	0.12	13.52
45 Commerce Way	1992	51,207	64.5	364	0.07	11.02
60 Commerce Way	1988	50,333	85.8	634	0.11	14.68
80 Commerce Way	1996	22,500	88.7	303	0.05	15.18
100 Commerce Way	1996	24,600	100.0	332	0.06	13.50
120 Commerce Way	1994	9,024	100.0	122	0.02	13.52
140 Commerce Way	1994	26,881	99.5	362	0.07	13.53

Total New Jersey Office/Flex		2,189,531	90.1	18,643	3.38	9.45

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	427	0.08	13.43
75 Clearbrook Road	1990	32,720	100.0	702	0.13	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	100.0	932	0.17	12.44
175 Clearbrook Road	1973	98,900	100.0	1,562	0.28	15.79
200 Clearbrook Road	1974	94,000	99.8	1,180	0.21	12.58
250 Clearbrook Road	1973	155,000	97.3	1,408	0.25	9.34
50 Executive Boulevard	1969	45,200	98.1	440	0.08	9.92
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	269	0.05	8.73
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	1,005	0.18	12.56
400 Executive Boulevard	1970	42,200	100.0	779	0.14	18.46
500 Executive Boulevard	1970	41,600	100.0	641	0.12	15.41
525 Executive Boulevard	1972	61,700	83.6	813	0.15	15.76
1 Westchester Plaza	1967	25,000	100.0	330	0.06	13.20
2 Westchester Plaza	1968	25,000	100.0	503	0.09	20.12
3 Westchester Plaza	1969	93,500	100.0	582	0.11	6.22
4 Westchester Plaza	1969	44,700	99.8	643	0.12	14.41
5 Westchester Plaza	1969	20,000	88.9	299	0.05	16.82
6 Westchester Plaza	1968	20,000	100.0	330	0.06	16.50
7 Westchester Plaza	1972	46,200	100.0	743	0.13	16.08
8 Westchester Plaza	1971	67,200	100.0	924	0.17	13.75
Hawthorne
200 Saw Mill River Road	1965	51,100	88.8	635	0.11	13.99
4 Skyline Drive	1987	80,600	92.2	1,225	0.22	16.48
5 Skyline Drive	1980	124,022	100.0	1,709	0.31	13.78
6 Skyline Drive	1980	44,155	100.0	315	0.06	7.13
8 Skyline Drive	1985	50,000	98.7	848	0.15	17.18
10 Skyline Drive	1985	20,000	100.0	122	0.02	6.10

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	803	0.15	17.84
12 Skyline Drive	1999	46,850	85.1	649	0.12	16.28
15 Skyline Drive	1989	55,000	73.3	632	0.11	15.68
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,501	0.27	19.60
200 Corporate Boulevard South	1990	84,000	99.8	1,360	0.25	16.22
4 Executive Plaza	1986	80,000	88.8	861	0.16	12.12
6 Executive Plaza	1987	80,000	100.0	1,273	0.23	15.91
1 Odell Plaza	1980	106,000	99.9	1,485	0.27	14.02
3 Odell Plaza	1984	71,065	100.0	1,597	0.29	22.47
5 Odell Plaza	1983	38,400	99.6	642	0.12	16.79
7 Odell Plaza	1984	42,600	99.6	716	0.13	16.88

Total New York Office/Flex		2,348,812	97.3	32,694	5.93	14.31

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,166	0.21	13.25
500 West Avenue	1988	25,000	82.3	434	0.08	21.09
550 West Avenue	1990	54,000	100.0	884	0.16	16.37
600 West Avenue	1999	66,000	100.0	804	0.15	12.18
650 West Avenue	1998	40,000	100.0	555	0.10	13.88

Total Connecticut Office/Flex		273,000	98.4	3,843	0.70	14.31

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.1	55,180	10.01	12.19

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	83	0.02	12.58
2 Warehouse Lane	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	96.7	2,159	0.38	11.42
5 Warehouse Lane	1957	75,100	97.1	967	0.17	13.26
6 Warehouse Lane	1982	22,100	100.0	512	0.09	23.17

Total Industrial/Warehouse Properties		387,400	97.8	4,204	0.75	11.10

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	287	0.05	35.88

Total Retail Properties		17,300	100.0	482	0.09	27.86

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	191	0.03	--

Total Land Leases		--	--	305	0.05	--

TOTAL PROPERTIES		30,648,159	90.7	552,737	100.00	20.56

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring June 30, 2006 aggregating 100,121 square feet (representing 0.3 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended June 30, 2006, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)

Base rent for the 12 months ended June 30, 2006, divided by net rentable square feet leased at June 30, 2006. For those properties acquired during the 12 months ended June 30, 2006, amounts are annualized, as per Note e.

(e)

As this property was acquired by the Company during the 12 months ended June 30, 2006, the amounts represented in 2006 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2006 average base rent per sq. ft. for this property have been calculated by taking 2006 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at June 30, 2006. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended June 30, 2006.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2006, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration

New Cingular Wireless PCS LLLC	4	11,419,099	1.9	460,973	1.7	2014	(b)
Morgan Stanley D.W. Inc.	5	9,395,415	1.6	381,576	1.4	2013	(c)
Credit Suisse First Boston	1	9,196,912	1.6	271,953	1.0	2012	(d)
Merrill Lynch Pierce Fenner	2	8,508,548	1.4	497,049	1.8	2012	(e)
United States Of America-GSA	12	8,297,572	1.4	285,684	1.0	2015	(f)
Keystone Mercy Health Plan	2	7,790,929	1.3	303,149	1.1	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall Inc.	1	7,694,097	1.3	474,801	1.7	2014
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.7	2017	(g)
Cendant Operations Inc.	2	6,839,418	1.2	296,934	1.1	2011	(h)
Allstate Insurance Company	10	6,139,479	1.0	257,999	0.9	2011	(i)
Toys 'R' Us – NJ Inc.	1	6,072,651	1.0	242,518	0.9	2012
ICAP Securities USA LLC	1	5,837,931	1.0	159,834	0.6	2017
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	0.9	2012
TD Ameritrade Online Holdings	1	5,572,716	0.9	184,222	0.7	2015
IBM Corporation	3	5,529,841	0.9	310,263	1.1	2012	(j)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(k)
AT&T Corp.,	2	4,561,254	0.8	307,181	1.1	2014	(l)
National Financial Services	1	4,346,765	0.7	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.7	137,076	0.5	2009
Vonage America Inc.	1	3,830,750	0.7	350,000	1.3	2017
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
Citigroup Global Markets Inc.	5	3,492,988	0.6	132,475	0.5	2016	(m)
Lehman Brothers Holdings Inc.	1	3,420,667	0.6	207,300	0.8	2010
URS Greiner Woodward-Clyde	1	3,372,277	0.6	120,550	0.4	2011
SSB Realty LLC	1	3,321,051	0.6	114,519	0.4	2009
Hewlett-Packard Company	1	3,264,437	0.6	163,857	0.6	2007
Montefiore Medical Center	5	3,177,868	0.5	151,007	0.6	2019	(n)
Dow Jones & Company Inc.	1	3,057,773	0.5	92,312	0.3	2012
Daiichi Sankyo Inc.	2	2,843,876	0.5	90,366	0.3	2012	(o)
Regus Business Centre Corp.	3	2,809,013	0.5	107,608	0.4	2011
Sunamerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
American Home Assurance Co.	2	2,679,704	0.5	131,174	0.5	2019	(p)
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(q)
Sumitomo Mitsui Banking Corp.	2	2,580,155	0.4	71,153	0.3	2016
United States Life Ins. Co.	1	2,520,000	0.4	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(r)
BT Harborside	1	2,354,850	0.4	90,000	0.3	2007
Computer Sciences Corporation	3	2,306,800	0.4	109,825	0.4	2011	(s)
Movado Group Inc	1	2,283,547	0.4	90,050	0.3	2013
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
High Point Safety & Insurance	1	2,095,629	0.4	88,237	0.3	2015
Nextel Of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(t)
Bearingpoint Inc.	1	2,065,834	0.4	77,956	0.3	2011
GAB Robins North America Inc.	2	2,028,512	0.3	84,649	0.3	2009	(u)
UBS Financial Services Inc.	3	1,941,105	0.3	73,250	0.3	2016	(v)
PR Newswire Association Inc.	1	1,912,908	0.3	56,262	0.2	2010
Norris McLaughlin & Marcus PA	1	1,908,459	0.3	81,211	0.3	2015

		216,409,230	36.8	9,075,119	33.2

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual June, 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	4,783 square feet expire in 2008; 383,805 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	190,000 feet expire in 2011; 81,953 square feet expire in 2012.
(e)	311,053 square feet expire in 2007; 7,485 square feet expire in 2008; 178,511 square feet expire in 2012.
(f)

6,610 square feet expire in 2006; 44,439 square feet expire in 2007; 26,710 square feet expire in 2008; 9,901 square feet expire in 2011; 38,690 square feet expire in 2013; 4,879 square feet expire in 2014; 154,455 square feet expire in 2015.

(g)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(h)	150,951 square feet expire in 2008; 145,983 square feet expire in 2011.
(i)

3,906 square feet expire in 2006; 70,517 square feet expire in 2007; 31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011.

(j)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(m)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(n)	48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 6,550 square feet expire in 2016; 19,000 square feet expire in 2017; 71,065 square feet expire in 2019.
(o)	5,315 square feet expire in 2011; 85,051 square feet expire in 2012.
(p)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(q)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(r)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(s)	26,975 square feet expire in 2007; 82,850 square feet expire in 2011.
(t)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(u)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.
(v)	21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006 (c)
NORTHEAST
Northern NJ	41	217,147	0.7	5,454,817	25.12	1.0
Central NJ	15	70,781	0.3	1,459,635	20.62	0.3
Westchester Co., NY	34	104,531	0.4	2,428,332	23.23	0.4
Sub. Philadelphia	23	193,677	0.7	4,252,648	21.96	0.7
Fairfield, CT	4	17,741	0.1	578,093	32.59	0.1
Washington, DC/MD	8	29,781	0.1	703,894	23.64	0.1
Rockland Co., NY	2	3,705	(d)	100,805	27.21	(d)
OTHER
Colorado	9	23,785	0.1	386,373	16.24	0.1
San Francisco	39	54,674	0.2	1,976,083	36.14	0.3

TOTAL – 2006	175	715,822	2.6	17,340,680	24.22	3.0

2007
NORTHEAST
Northern NJ	72	937,135	3.4	20,594,150	21.98	3.6
Central NJ	40	256,223	0.9	6,033,278	23.55	1.0
Westchester Co., NY	117	478,095	1.8	9,078,859	18.99	1.6
Sub. Philadelphia	54	417,484	1.5	7,181,715	17.20	1.2
Fairfield, CT	17	94,788	0.4	2,505,236	26.43	0.4
Washington, DC/MD	19	264,303	1.0	5,807,668	21.97	1.0
Rockland Co., NY	7	21,776	0.1	585,796	26.90	0.1
OTHER
Colorado	27	146,080	0.5	1,928,633	13.20	0.1
San Francisco	70	31,899	0.1	927,041	29.06	0.3

TOTAL – 2007	423	2,647,783	9.7	54,642,376	20.64	9.3

2008
NORTHEAST
Northern NJ	90	943,267	3.3	22,860,523	24.24	3.9
Central NJ	57	411,124	1.5	9,303,055	22.63	1.6
Westchester Co., NY	105	587,079	2.2	10,187,953	17.35	1.7
Sub. Philadelphia	52	543,657	2.0	7,439,695	13.68	1.3
Fairfield, CT	19	98,595	0.4	2,435,590	24.70	0.4
Washington, DC/MD	25	126,586	0.5	3,191,759	25.21	0.5
Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
OTHER
Colorado	31	209,483	0.8	2,780,912	13.28	0.5
San Francisco	70	58,638	0.2	1,548,190	26.40	0.3

TOTAL – 2008	456	3,023,009	11.1	60,916,083	20.15	10.4

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	400	2,627,940	9.6	57,149,968	21.75	9.7

2010	360	3,032,857	11.1	62,275,661	20.53	10.6

2011	341	3,605,792	13.2	79,852,464	22.15	13.6

2012	166	2,487,508	9.1	56,697,374	22.79	9.7

2013	132	2,515,102	9.2	54,259,102	21.57	9.3

2014	65	1,443,168	5.3	32,288,497	22.37	5.5

2015	58	2,360,967	8.6	49,191,853	20.84	8.4

2016	53	860,597	3.2	16,680,007	19.38	2.8

2017 and thereafter	59	2,003,934	7.3	45,514,297	22.71	7.7

Totals/Weighted
Average	2,688	27,324,479	100.0	586,808,362	21.48	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2006 aggregating 100,121 square feet and representing annualized rent of $2,302,859 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet

Square footage leased to commercial tenants	27,324,479
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	471,197
Square footage unleased	2,852,483

Total net rentable square footage (does not include land leases)	30,648,159

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006 (c)
NORTHEAST
Northern NJ	39	207,195	0.9	5,310,550	25.63	1.0
Central NJ	13	54,254	0.2	1,244,908	22.95	0.2
Westchester Co., NY	20	62,028	0.3	1,626,480	26.22	0.3
Sub. Philadelphia	18	160,649	0.7	3,911,892	24.35	0.7
Fairfield, CT	4	17,741	0.1	578,093	32.59	0.1
Washington, DC/MD	8	29,781	0.1	703,894	23.64	0.1
Dutchess/Rockland Co., NY	2	3,705	(d)	100,805	27.21	(d)
OTHER
Colorado	9	23,785	0.1	386,373	16.24	0.1
San Francisco	39	54,674	0.2	1,976,083	36.14	0.4

TOTAL – 2006	152	613,812	2.6	15,839,078	25.80	2.9

2007
NORTHEAST
Northern NJ	66	881,354	3.8	19,791,453	22.46	3.8
Central NJ	37	244,698	1.1	5,874,603	24.01	1.1
Westchester Co., NY	70	172,599	0.8	4,844,773	28.07	0.9
Sub. Philadelphia	36	242,705	1.1	5,827,335	24.01	1.1
Fairfield, CT	16	87,788	0.4	2,377,486	27.08	0.5
Washington, DC/MD	19	264,303	1.2	5,807,668	21.97	1.1
Dutchess/Rockland Co., NY	7	21,776	0.1	585,796	26.90	0.1
OTHER
Colorado	27	146,080	0.7	1,928,633	13.20	0.4
San Francisco	70	31,899	0.1	927,041	29.06	0.2

TOTAL – 2007	348	2,093,202	9.3	47,964,788	22.91	9.2

2008
NORTHEAST
Northern NJ	87	897,657	4.1	22,275,504	24.82	4.3
Central NJ	48	359,936	1.6	8,631,319	23.98	1.6
Westchester Co., NY	55	185,224	0.8	4,901,537	26.46	0.9
Sub. Philadelphia	30	277,514	1.2	5,707,973	20.57	1.1
Fairfield, CT	19	98,595	0.4	2,435,590	24.70	0.5
Washington, DC/MD	25	126,586	0.6	3,191,759	25.21	0.6
Dutchess/Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
OTHER
Colorado	31	209,483	0.9	2,780,912	13.28	0.5
San Francisco	70	58,638	0.3	1,548,190	26.40	0.3

TOTAL – 2008	372	2,258,213	10.1	52,641,190	23.11	10.0

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	331	2,063,452	9.2	49,665,684	24.07	9.5

2010	284	2,208,728	9.9	51,014,179	23.10	9.7

2011	287	3,107,683	13.9	74,279,152	23.90	14.2

2012	125	2,094,894	9.4	51,154,751	24.42	9.8

2013	99	2,114,650	9.4	48,616,384	22.99	9.3

2014	54	1,301,296	5.8	30,291,781	23.28	5.8

2015	45	2,198,816	9.8	47,221,928	21.48	9.0

2016	38	528,078	2.4	12,152,041	23.01	2.3

2017 and thereafter	51	1,828,869	8.2	43,064,022	23.55	8.3

Totals/Weighted
Average	2,186	22,411,693	100.0	523,904,978	23.38	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2006 aggregating 100,121square feet and representing annualized rent of $2,302,859 for which no new leases were signed.
(d)	Represents less than .05 percent.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006
Northern NJ	2	9,952	0.3	144,267	14.50	0.2
Central NJ	2	16,527	0.4	214,727	12.99	0.4
Westchester Co., NY	14	42,503	0.9	801,852	18.87	1.4
Sub. Philadelphia	5	33,028	0.7	340,756	10.32	0.6
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2006	23	102,010	2.3	1,501,602	14.72	2.6

2007
Northern NJ	6	55,781	1.1	802,697	14.39	1.3
Central NJ	3	11,525	0.3	158,675	13.77	0.3
Westchester Co., NY	44	292,846	6.5	4,015,131	13.71	6.9
Sub. Philadelphia	18	174,779	3.9	1,354,380	7.75	2.3
Fairfield, CT	1	7,000	0.2	127,750	18.25	0.2

TOTAL – 2007	72	541,931	12.0	6,458,633	11.92	11.0

2008
Northern NJ	3	45,610	1.0	585,019	12.83	1.0
Central NJ	9	51,188	1.1	671,736	13.12	1.1
Westchester Co., NY	47	310,486	6.9	4,811,498	15.50	8.2
Sub. Philadelphia	22	266,143	5.9	1,731,722	6.51	3.0
Fairfield, CT	-	-	-	-	-	-

	81	673,427	14.9	7,799,975	11.58	13.3

2009	63	506,205	11.2	6,499,896	12.84	11.1

2010	75	796,129	17.6	10,953,482	13.76	18.7

2011	53	490,509	10.9	5,478,312	11.17	9.4

2012	41	392,614	8.7	5,542,623	14.12	9.5

2013	26	345,216	7.6	4,955,545	14.35	8.5

2014	11	141,872	3.1	1,996,716	14.07	3.4

2015	13	162,151	3.6	1,969,925	12.15	3.4

2016	13	197,437	4.4	3,109,605	15.75	5.3

2017 and thereafter	7	167,065	3.7	2,225,275	13.32	3.8

Totals/Weighted
Average	478	4,516,566	100.0	58,491,589	12.95	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(c)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2006, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	474,918	5.20	11.9

2009	5	48,983	12.9	789,388	16.12	19.8

2010	1	28,000	7.4	308,000	11.00	7.7

2011	1	7,600	2.0	95,000	12.50	2.4

2013	7	55,236	14.6	687,173	12.44	17.2

2016	2	135,082	35.7	1,418,361	10.50	35.5

Totals/Weighted
Average	22	378,920	100.0	3,991,795	10.53	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2006, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2017 and thereafter	1	8,000	46.2	225,000	28.13	53.6

Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual June 2006 billings times 12. For leases whose rent commences after July 1, 2006 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006